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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Current Report on Form 8-K of our report dated July 7, 2000, relating to the consolidated financial statements of ROBB PECK McCOOEY Financial Services, Inc. and its Subsidiaries, which report appears in the Registration Statement on Form S-4 (File No. 333-55862) of LaBranche & Co Inc.

/s/ PricewaterhouseCoopers LLP

New York, New York
February 20, 2001